EXHIBIT 10.6

PROVINCE OF BRITISH COLUMBIA Ministry of Energy Mines and Petroleum Resources

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

(Section 27)
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Mining Division	Tenure No.
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Gold Commissioner	Date of Record

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APPLICATION TO RECORD A 2 POST CLAIM

I, Stephen Kenwood, Name of Locator, 2073 149th Street, Surrey, British Columbia, V4A 8C4, (604) 535-8146, Client No. 134185, Agent for Paul Reynolds, 4035 W. 31st Avenue, Vancouver, British Columbia, V6S 1Y7, Client No. 122617, hereby apply for record of a 2 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 082L2E, in the Vernon Mining Division.

ACCESS

Describe how you gained access to the location, include reference to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Access to location gained by traveling east of Vernon on Highway 6 15 km. past Cherryville to Monashee Creek. The initial post is approximately 3.1 km. south of Monashee Creek along Highway 6 and about 50 metres east of Highway 6.

TAG INFORMATION

I have affixed the portion of the metal identification tag embossed "INITIAL POST" (No. 1) to the initial post and impressed this information on the tag:

TAG NUMBER 706067 M INITIAL POST (No. 1)
CLAIM NAME	WYATT 4
LOCATOR	Stephen Kenwood
AGENT FOR	Paul Reynolds
DATE COMMENCED	February 8, 2002
TIME COMMENCED	9:45
DIR. TO F.P.	015
METRES TO RIGHT	0
METRES TO LEFT	500

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north. time is a.m.

I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:
CLAIM NAME	WYATT 4
LOCATOR	Stephen Kenwood
AGENT FOR	Paul Reynolds
DIST. FROM I.P.	500 metres
DATE COMPLETED	February 8, 2002
TIME COMPLETED	11:00

If a witness post was placed for final post: Bearing and distance from witness post to the true position of the final corner post, exactly as written on the witness post: _________ degrees, _________ metres.

ACKNOWLEDGEMENT

I have complied with all of the terms and conditions of the Mineral Tenure Act and Regulations pertaining to the location of the 2 post claims and have attached a plan of the location on which the positions of the initial and final post (and witness post, if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I located this claim, and the information is true and correct.

/s/ "Stephen Kenwood"
Stephen Kenwood
Signature of Locator

SEAL

RECEIVED
SUB-RECORDER
VANCOUVER, BC
FEB. 28, 2002
Recording Stamp